SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2008

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CHINA RENEWABLE ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in Charter)

Florida	000-52918	65-0968842
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Suite 802, Beautiful Group Tower

74-77 Connaught Road Central, Hong Kong

(Address of Principal Executive Offices)

(852) 2384-6665

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 5.06 Change in Shell Company Status

The Company filed a Form 8-K on April 24, 2008, in connection with the executed of a Share Exchange Agreement (“Exchange Agreement”) by and among On April 24, 2008, China Renewable Energy Holdings, Inc., a Florida corporation (“China Renewable Energy”), the Company, China Clean & Renewable Energy Limited, a Hong Kong company (“CCRE”), and the shareholders of 100% of CCRE’s capital stock (the “CCRE Shareholders”).  As a result of this transaction, as described in the Form 8-K filed on April 24, 2008, the Company has ceased being a shell company as defined in Rule 12b-2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA RENEWABLE ENERGY HOLDINGS, INC.

By:	/s/ Allen Huie
Allen Huie
President and Chief Executive Officer

Dated: July 9, 2008

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